Other Receivables (Details) - USD ($)		Jun. 30, 2015	Jun. 30, 2014
Receivables [Abstract]
Deposits for equipment purchase		$ 126,856	$ 136,130
Deposit for outsourcing agreement (1)	[1]	147,330	$ 146,250
Deposit for new projects (2)	[2]	8,185
Advances to employees		3,782	$ 67,740
Total		$ 286,153	$ 350,120

[1]	In December 2011, Yulong Bricks agreed to outsource some brick production to Pingdingshan Hongrui New Construction Materials Co., Ltd., an unrelated party, and paid approximately $147,330 (RMB 900,000) as security deposit, which deposit is due on demand.
[2]	In April 2015, Yulong Renewable paid $8,185 (RMB 50, 000) as security deposit in order to bid on a new project.